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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22680

Ultimus Managers Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Matthew J. Beck, esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	August 31

Date of reporting period:	February 29, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

BLUE CURRENT GLOBAL DIVIDEND FUND

INSTITUTIONAL CLASS (BCGDX)

Semi-Annual Report

February 29, 2020

(Unaudited)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-800-514-3583 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-514-3583. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

BLUE CURRENT GLOBAL DIVIDEND FUND LETTER TO SHAREHOLDERS	April 15, 2020

Dear Shareholders:

PERFORMANCE SUMMARY

The Blue Current Global Dividend Fund (the “fund”) returned -5.16% over the six month period ending February 29, 2020. The fund’s benchmark, the MSCI World High Dividend Yield Index, returned -2.14% over the same period. The MSCI World High Dividend Yield Index most accurately reflects the fund’s investment objective to invest in high-quality, dividend paying stocks globally. Since inception, the fund has produced a cumulative return of 21.54%, which compares to a 20.35% cumulative return for the MSCI World High Dividend Yield Index. It is important to remind our investors that we are not managing the fund to track or beat an index. We do not select securities to align with an index, or the underlying sector and country holdings, but rather aim to construct a portfolio of high quality companies that are committed to dividend growth and offer an attractive yield.

	Total Returns for period ended February 29, 2020
Fund Name (Institutional Share Class)	QTD (Since 11/30/19)	YTD (Since 12/31/19)	Trailing 1 Year (Since 02/28/19)	Trailing 3 Year (Since 02/28/17)	Since Inception (9/18/14)
Blue Current Global Dividend	-9.22%	-12.20%	-0.33%	10.43%	21.54%
MSCI World High Div Yield Index	-8.94%	-11.63%	-0.10%	13.81%	20.35%

Source: Bloomberg

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-800-514-3583.

The Fund underperformed its primary benchmark by 3.02% during the six month period ending February 29th 2020. The majority of the underperformance over the period occurred during the market’s broad and strong advance in November and December, capping one of the strongest years for risk assets in recent memory. While the Fund underperformed over the period, it did outperform the MSCI World High Dividend Yield for the full calendar year 2019. Equally important, the Fund was able to achieve its core mandate by delivering nearly 12% dividend growth by the underlying Fund investments for calendar year 2019.

Similar to all risk assets, the portfolio’s advance was halted in mid-February as the globe viewed the risks from Covid-19 as not being localized to China as it did in January but rather a virus that is capable of spreading to other nations with far greater rapidity and contagion than was imagined. For the year-to-date period through February 29th, the portfolio has drawn down 12.20% versus 11.63% for the benchmark. Given the speed of the late-February drawdown, we suspect there will be more to come as investors attempt to price the impact of Covid-19 on the global economy. There have been few equity sectors and regions spared by the selloff thus far.

When we examine the contributor’s to the Fund’s return over the last six months, the technology sector was the largest positive contributor to performance. Taiwan Semiconductor was the largest single contributor within the sector and the overall portfolio, returning +28% over the six-month period. Other than technology, real estate and utilities were also positive contributors over the period. Sectors that detracted from performance include consumer staples, consumer discretionary and financials.

Looking below the sector level, the top three contributors to the Fund’s performance over the prior six month period include Taiwan Semiconductor, Microsoft, and Sanofi, while the top three detractors include Anheuser Busch, Diageo, and Danone.

The portfolio’s allocation to developed international equities was approximately 44% as of the end of the period, largely unchanged.

BLUE CURRENT PHILOSOPHY & OBJECTIVES

It is important to remind the Fund’s shareholders of our philosophy and objectives. In the current environment, investors need to make every penny work for them. With yield in short supply and safe income streams providing little return, quality companies with growing and sustainable cash flow from across the globe might be less risky than you think – and more fruitful.

The Fund utilizes the investment team’s expertise in growing cash flow through what we believe is a niche universe of high quality, dividend-paying companies with sustainable business models and dividend policies. The primary objectives are to pay a stable and increasing dividend each quarter and deliver attractive long term capital appreciation to investors.

The Blue Current investment team concentrates on a select portfolio of 25-50 companies across developed markets that meet our stringent qualities. We focus on companies that we believe have a strong history of rewarding shareholders and have the financial ability to continue to increase the dividend over time. We also focus on the future earnings potential of each company and strive to purchase those businesses when they are trading at a discount to their true value.

OUTLOOK SUMMARY

Not surprising given the risks that Covid-19 presents to the global economy, investors have flocked to sovereign debt, specifically U.S. treasuries during this difficult period. Interest rates across all tenors of the yield curve have declined in recent months, pushing rates negative on the front-end of the curve and the U.S. 10-Year Treasury yield to its lowest level in at least 70 years. While other fixed income asset classes dislocated initially, the liquidity measures undertaken by the federal reserve have raised confidence in recent months, bringing liquidity and investors back into the marketplace. The result has been a dampening of yields across investment grade corporates and even the BB tranches of high-yield debt, narrowing the spread versus treasuries.

The disappearance of yield is a trend that started after the Great Financial Crisis and has accelerated in recent weeks at a time when individuals are increasingly needy for dependable, meaningful, quality income to address retirement needs or gaps in personal income that are needed to maintain lifestyles. Given those needs, we believe that dividend-paying equities with dependable cash flows will quickly become the primary choice for income generation in the years ahead. We believe a diversified portfolio similar to Blue Current can yield between 3.0% and 3.5% with underlying investments that are rated Investment-Grade by the credit ratings agencies (Standard and Poors for example). To achieve the same level of yield through fixed income securities requires investors to sift through the junk bond universe.

Through the time of this writing, investors are still struggling to price the short and long-term impacts of Covid-19 while global central banks and governments are relying on unprecedented measures to keep businesses and consumers solvent. At its core, we are witnessing a battle against time. Government have unleased fiscal and monetary policy actions aimed at supporting the global economy while our health care experts search for a cure. We will be successful on both fronts, but likely not on the same concurrent time schedules. The outcome will be extreme levels of volatility for most of the calendar year. We will emerge from this crisis; however there will be consequences for individuals and corporations. New businesses will emerge, old ones will disappear, but the need to own reasonably priced investments that generate attractive cash flow should be a benefactor in the decades ahead.

Sincerely,

Henry “Harry” M. T. Jones Co-Portfolio Manager	Dennis Sabo, CFA Co-Portfolio Manager

Disclosure and Risk Summary

The Letter to Shareholders seeks to describe some of the current opinions and views of the financial markets of Edge Capital Group, LLC (the “Adviser”). Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. For a complete list of securities held in the Fund as of February 29, 2020, please see the Schedule of Investments section of the semi-annual report. The opinions of the Adviser with respect to those securities may change at any time.

The opinions expressed herein are those of the Adviser, and the report is not meant as legal, tax, or financial advice. You should consult your own professional advisors as to the legal, tax, financial, or other matters relevant to the suitability of investing. The external data presented in this report have been obtained from independent sources (as noted) and are believed to be accurate, but no independent verification has been made and accuracy is not guaranteed. The information contained in this report is not intended to address the needs of any particular investor.

The information contained in this document does not constitute an offer to sell any securities nor a solicitation to purchase any securities. Index returns reflect the reinvestment of dividends. An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.bluecurrentfunds.com or call 1-800-514-3583 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Blue Current Global Dividend Fund is distributed by Ultimus Fund Distributors, LLC.

PAST PERFORMANCE CANNOT BE CONSTRUED AS AN INDICATOR OF FUTURE RESULTS BECAUSE OF, AMONG OTHER THINGS, POSSIBLE DIFFERENCES IN MARKET CONDITIONS, INVESTMENT STRATEGY, AND REGULATORY CLIMATE. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END IS AVAILABLE BY CALLING 1-800-514-3583. THE FUND INVESTS PRIMARILY IN DIVIDEND PAYING COMPANIES AND IT IS POSSIBLE THESE COMPANIES MAY ELIMINATE OR REDUCE THEIR DIVIDEND PAYMENTS. INDEX INFORMATION (I) IS INCLUDED MERELY TO SHOW THE GENERAL TREND IN THE EQUITY MARKETS FOR THE PERIOD INDICATED AND IS NOT INTENDED TO IMPLY THAT THE FUND’S PORTFOLIO WILL BE SIMILAR TO THE INDICES EITHER IN COMPOSITION OR RISK AND (II) HAS BEEN OBTAINED FROM SOURCES BELIEVED TO BE ACCURATE.

BLUE CURRENT GLOBAL DIVIDEND FUND
PERFORMANCE INFORMATION
February 29, 2020 (Unaudited)

Comparison of the Change in Value of a $100,000 Investment in
Blue Current Global Dividend Fund -
Institutional Class vs. the MSCI World Index
and the MSCI World High Dividend Yield Index

Average Annual Total Returns (for the periods ended February 29, 2020)
	1 Year	3 Years	5 Years	Since Inception(b)
Blue Current Global Dividend Fund - Institutional Class(a)	(0.33%)	3.36%	3.77%	3.65%
MSCI World Index	4.64%	7.24%	5.88%	5.85%
MSCI World High Dividend Yield Index	(0.10%)	4.41%	4.09%	3.46%

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Fund commenced operations on September 18, 2014.

BLUE CURRENT GLOBAL DIVIDEND FUND
PORTFOLIO INFORMATION
February 29, 2020 (Unaudited)

Sector Diversification
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Johnson & Johnson	3.6%
Microsoft Corporation	3.5%
Nestlé S.A. - ADR	3.3%
Allianz SE	3.2%
Crown Castle International Corporation	3.1%
Truist Financial Corporation	3.1%
Eaton Corporation plc	3.0%
Sanofi - ADR	3.0%
United Technologies Corporation	3.0%
Novartis AG - ADR	2.9%

BLUE CURRENT GLOBAL DIVIDEND FUND SCHEDULE OF INVESTMENTS February 29, 2020 (Unaudited)
COMMON STOCKS — 99.4%	Shares	Value
Communication Services — 1.5%
Diversified Telecommunication Services — 1.5%
Verizon Communications, Inc.	16,200	$877,392

Consumer Discretionary — 4.1%
Textiles, Apparel & Luxury Goods — 4.1%
Compagnie Financiere Richemont S.A. (a)	21,526	1,476,550
LVMH Moet Hennessy Louis Vuitton SE (a)	2,168	904,611
		2,381,161
Consumer Staples — 17.7%
Beverages — 6.7%
Anheuser-Busch InBev S.A./N.V. - ADR	24,656	1,439,171
Diageo plc - ADR	8,121	1,152,451
PepsiCo, Inc.	10,250	1,353,307
		3,944,929
Food Products — 4.7%
Danone S.A. (a)	11,610	819,270
Nestlé S.A. - ADR	18,730	1,927,505
		2,746,775
Household Products — 4.3%
Procter & Gamble Company (The)	14,250	1,613,527
Reckitt Benckiser Group plc (a)	12,150	897,879
		2,511,406
Personal Products — 2.0%
Unilever plc - ADR	21,400	1,154,102

Energy — 8.7%
Oil, Gas & Consumable Fuels — 8.7%
BP plc - ADR	37,105	1,161,016
ConocoPhillips	26,700	1,292,814
Kinder Morgan, Inc.	61,000	1,169,370
ONEOK, Inc.	21,960	1,465,171
		5,088,371
Financials — 15.8%
Banks — 9.0%
BNP Paribas S.A. (a)	28,900	1,402,564
Citigroup, Inc.	20,000	1,269,200
ING Groep N.V. - ADR	83,150	789,093
Truist Financial Corporation	39,627	1,828,390
		5,289,247

See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 99.4% (Continued)	Shares	Value
Financials — 15.8% (Continued)
Insurance — 6.8%
Allianz SE (a)	8,720	$1,899,312
Prudential plc - ADR	26,850	888,198
Travelers Companies, Inc. (The)	9,800	1,174,138
		3,961,648
Health Care — 18.6%
Biotechnology — 1.5%
Amgen, Inc.	4,250	848,853

Health Care Equipment & Supplies — 6.0%
Abbott Laboratories	12,300	947,469
Koninklijke Philips N.V.	38,600	1,655,940
Medtronic plc	9,000	906,030
		3,509,439
Pharmaceuticals — 11.1%
Johnson & Johnson	15,525	2,087,802
Novartis AG - ADR	20,000	1,679,200
Novo Nordisk A/S - ADR	17,000	988,210
Sanofi - ADR	38,365	1,774,381
		6,529,593
Industrials — 9.1%
Aerospace & Defense — 4.4%
Boeing Company (The)	3,040	836,334
United Technologies Corporation	13,450	1,756,436
		2,592,770
Air Freight & Logistics — 1.7%
Deutsche Post AG (a)	32,500	978,009

Electrical Equipment — 3.0%
Eaton Corporation plc	19,639	1,781,650

Information Technology — 14.6%
Communications Equipment — 2.4%
Cisco Systems, Inc.	35,468	1,416,237

Electronic Equipment, Instruments & Components — 1.9%
Corning, Inc.	46,500	1,109,490

IT Services — 1.5%
International Business Machines Corporation	6,600	858,990

See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 99.4% (Continued)	Shares	Value
Information Technology — 14.6% (Continued)
Semiconductors & Semiconductor Equipment — 5.3%
Broadcom, Inc.	5,575	$1,519,856
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	29,096	1,566,529
		3,086,385
Software — 3.5%
Microsoft Corporation	12,790	2,072,108

Materials — 3.5%
Chemicals — 3.5%
Air Liquide S.A. (a)	9,617	1,309,728
Dow, Inc.	18,800	759,708
		2,069,436
Real Estate — 3.1%
Equity Real Estate Investment Trusts (REITs) — 3.1%
Crown Castle International Corporation	12,865	1,843,426

Utilities — 2.7%
Multi-Utilities — 2.7%
Dominion Energy, Inc.	20,000	1,563,600

Total Common Stocks (Cost $53,934,600)		$58,215,017

MONEY MARKET FUNDS — 0.9%	Shares	Value
First American Government Obligations Fund - Class Z, 1.45% (b) (Cost $534,775)	534,775	$534,775

Investments at Value — 100.3% (Cost $54,469,375)		$58,749,792

Liabilities in Excess of Other Assets — (0.3%)		(161,411)

Net Assets — 100.0%		$58,588,381

ADR – American Depositary Receipt.
(a)	Level 2 security (Note 2).
(b)	The rate shown is the 7-day effective yield as of February 29, 2020.
See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND SUMMARY OF COMMON STOCKS BY COUNTRY February 29, 2020 (Unaudited)
Country	Value	% of Net Assets
United States	$30,651,828	52.3%
France	6,210,554	10.6%
United Kingdom	5,253,646	9.0%
Switzerland	5,083,255	8.7%
Germany	2,877,321	4.9%
Ireland	2,687,680	4.6%
Netherlands	2,445,033	4.2%
Taiwan Province of China	1,566,529	2.7%
Belgium	1,439,171	2.4%
	$58,215,017	99.4%

See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND STATEMENT OF ASSETS AND LIABILITIES February 29, 2020 (Unaudited)
ASSETS
Investments in securities:
At cost	$54,469,375
At value (Note 2)	$58,749,792
Receivable for capital shares sold	191,370
Receivable for investment securities sold	891,238
Dividends receivable	176,957
Other assets	17,831
Total assets	60,027,188

LIABILITIES
Payable for investment securities purchased	1,397,705
Payable to Adviser (Note 4)	20,597
Payable to administrator (Note 4)	11,760
Other accrued expenses	8,745
Total liabilities	1,438,807

NET ASSETS	$58,588,381

NET ASSETS CONSIST OF:
Paid-in capital	$53,966,252
Accumulated earnings	4,622,129
NET ASSETS	$58,588,381

PRICING OF INSTITUTIONAL SHARES (Note 1)
Net assets applicable to Institutional Shares	$58,588,381
Shares of Institutional Shares outstanding (no par value, unlimited number of shares authorized)	5,391,434
Net asset value, offering and redemption price per share (a) (Note 2)	$10.87

(a)	Redemption fee of 2.00% may apply to redemptions of shares held for 7 days or less.
See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND STATEMENT OF OPERATIONS For the Six Months Ended February 29, 2020 (Unaudited)
INVESTMENT INCOME
Dividends	$932,454
Foreign withholding taxes on dividends	(11,946)
Total investment income	920,508

EXPENSES
Investment advisory fees (Note 4)	321,707
Administration fees (Note 4)	32,566
Fund accounting fees (Note 4)	21,255
Legal fees	14,060
Trustees’ fees and expenses (Note 4)	10,185
Audit and tax services fees	9,750
Transfer agent fees (Note 4)	9,000
Custodian and bank service fees	8,523
Registration and filing fees	6,423
Compliance fees (Note 4)	6,000
Printing of shareholder reports	5,290
Postage and supplies	3,630
Insurance expense	2,387
Pricing fees	2,108
Other expenses	6,276
Total expenses	459,160
Fee reductions by the Adviser (Note 4)	(137,453)
Net expenses	321,707

NET INVESTMENT INCOME	598,801

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	544,393
Foreign currency transactions (Note 2)	(15,422)
Net change in unrealized appreciation (depreciation) on:
Investments	(4,348,395)
Foreign currency translation (Note 2)	62
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND FOREIGN CURRENCIES	(3,819,362)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,220,561)

See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
FROM OPERATIONS
Net investment income	$598,801	$1,155,440
Net realized gains (losses) from:
Investments	544,393	(23,987)
Forward foreign currency contracts	—	160,657
Foreign currency transactions	(15,422)	(36,039)
Net change in unrealized appreciation (depreciation) on:
Investments	(4,348,395)	294,125
Forward foreign currency contracts	—	(39,148)
Foreign currency translation	62	(62)
Net increase (decrease) in net assets from operations	(3,220,561)	1,510,986

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2)
Institutional Shares	(915,112)	(964,319)

FROM CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	3,948,536	7,470,319
Net asset value of shares issued in reinvestment of distributions	668,838	732,226
Proceeds from redemption fees collected (Note 2)	—	2,135
Payments for shares redeemed	(4,195,392)	(11,992,437)
Net increase (decrease) in Institutional Shares net assets from capital share transactions	421,982	(3,787,757)

TOTAL DECREASE IN NET ASSETS	(3,713,691)	(3,241,090)

NET ASSETS
Beginning of period	62,302,072	65,543,162
End of period	$58,588,381	$62,302,072

CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold	328,711	671,265
Shares reinvested	54,538	65,072
Shares redeemed	(352,041)	(1,092,626)
Net increase (decrease) in shares outstanding	31,208	(356,289)
Shares outstanding, beginning of period	5,360,226	5,716,515
Shares outstanding, end of period	5,391,434	5,360,226

See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND INSTITUTIONAL SHARES FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Six Months Ended February 29, 2020 (Unaudited)		Year Ended August 31, 2019	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Period Ended August 31, 2015(a)
Net asset value at beginning of period	$11.62		$11.47	$11.20	$10.06	$9.42	$10.00

Income (loss) from investment operations:
Net investment income	0.11		0.22	0.23	0.24	0.22	0.16
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.69)		0.11	0.39	1.11	0.61	(0.62)
Total from investment operations	(0.58)		0.33	0.62	1.35	0.83	(0.46)

Less distributions:
From net investment income	(0.09)		(0.18)	(0.14)	(0.21)	(0.19)	(0.12)
From net realized gains	(0.08)		—	(0.21)	—	—	—
Total distributions	(0.17)		(0.18)	(0.35)	(0.21)	(0.19)	(0.12)

Proceeds from redemption fees collected (Note 2)	—		0.00 (b)	0.00 (b)	—	—	—

Net asset value at end of period	$10.87		$11.62	$11.47	$11.20	$10.06	$9.42

Total return (c)	(5.16	%)(d)	2.91%	5.58%	13.57%	8.92%	(4.65	%)(d)

Net assets at end of period (000’s)	$58,588		$62,302	$65,543	$59,848	$39,632	$30,098

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.42	%(e)	1.43%	1.39%	1.45%	1.55%	1.68	%(e)
Ratio of net expenses to average net assets (f)	0.99	%(e)	0.99%	0.99%	0.99%	0.99%	0.99	%(e)
Ratio of net investment income to average net assets (f)	1.85	%(e)	1.87%	2.06%	2.47%	2.37%	2.04	%(e)
Portfolio turnover rate	25	%(d)	46%	50%	61%	58%	72	%(d)

(a)	Represents the period from the commencement of operations (September 18, 2014) through August 31, 2015.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions by the Adviser (Note 4).
See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS
February 29, 2020 (Unaudited)

1. Organization

Blue Current Global Dividend Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The investment objective of the Fund is to seek current income and capital appreciation.

The Fund currently offers one class of shares: Institutional Class shares (sold without any sales loads or distribution fees and subject to a $100,000 initial investment requirement). As of February 29, 2020, the Investor Class shares (to be sold without any sales loads, but subject to a distribution fee of up to 0.25% of Investor Class’ average daily net assets and subject to a $2,500 initial investment requirement) are not currently offered. When both classes are offered, each share class will represent an ownership interest in the same investment portfolio.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States (“GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. The Fund generally values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”) of the Trust. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or published prices for the

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

same securities. Securities traded on foreign exchanges are typically fair valued by an independent pricing service and translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing service.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The Fund’s foreign equity securities actively traded in foreign markets may be classified as Level 2 despite the availability of closing prices because such securities are typically fair valued by an independent pricing service. The Board has authorized the Fund to retain an independent pricing service to determine the fair value of its foreign securities because the value of such securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer specific (e.g., earnings report or merger announcement); or U.S. market-specific (such as a significant movement in the U.S. market that is deemed to affect the value of foreign securities). The pricing service uses an automated system that incorporates a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities.

The following is a summary of the inputs used to value the Fund’s investments as of February 29, 2020:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$48,527,094	$9,687,923	$—	$58,215,017
Money Market Funds	534,775	—	—	534,775
Total	$49,061,869	$9,687,923	$—	$58,749,792

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. The Fund did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the six months ended February 29, 2020.

Foreign currency translation – Securities and other assets and liabilities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern Time on the respective date of such transactions.

C.

The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Forward foreign currency contracts – The Fund, at times, uses forward foreign currency contracts to offset the exposure to foreign currency. All foreign currency contracts are “marked-to-market” daily at the applicable translation rates, resulting in unrealized gains or losses. Realized and unrealized gains or losses from transactions in foreign currency contracts, if any, will be included on the Fund’s Statement of Operations. Risks associated with these contracts include the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Share valuation – The NAV per share of each class of the Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of the Fund is equal to the NAV per share of such class, except that shareholders of the Fund are subject to a redemption fee equal to 2.00% of the value of Fund shares redeemed within 7 days of purchase, excluding involuntary redemptions of accounts that fall below the minimum investment amount or the

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

redemption of Fund shares representing reinvested dividends, capital gain distributions, or capital appreciation. During the periods ended February 29, 2020 and August 31, 2019, proceeds from redemption fees, recorded in capital, totaled $0 and $2,135, respectively.

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income is accrued as earned. The Fund may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs. The Fund may also invest in master limited partnerships (“MLPs”) whose distributions generally are comprised of ordinary income, capital gains and return of capital from the MLP. For financial statement purposes, the Fund records all income received as ordinary income. This amount may be subsequently revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. Withholding taxes on foreign dividends have been recorded for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Distributions to shareholders arising from net investment income are declared and paid quarterly to shareholders. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended February 29, 2020 and August 31, 2019 was as follows:

Periods Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
02/29/20	$610,050	$305,062	$915,112
08/31/19	$964,319	$—	$964,319

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

On March 31, 2020, the Fund paid an ordinary income dividend of $0.0228 per share to shareholders of record on March 30, 2020.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, each as of the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of February 29, 2020:

Tax cost of portfolio investments	$54,449,103
Gross unrealized appreciation	$7,872,490
Gross unrealized depreciation	(3,571,801)
Net unrealized appreciation on investments	4,300,689
Accumulated ordinary income	144,780
Other net gains	176,660
Accumulated earnings	$4,622,129

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and the tax treatment of the cost of securities received as in-kind subscriptions at the inception of the Fund.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for the current and all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. federal.

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

During the six months ended February 29, 2020, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $17,920,094 and $15,146,149, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Edge Capital Group, LLC (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.99% of its average daily net assets.

Pursuant to an Expense Limitation Agreement between the Fund and the Adviser (the “ELA”), the Adviser had agreed, until April 30, 2021, to reduce its investment advisory fees and reimburse other expenses to limit total annual operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividends expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 1.24% of the average daily net assets of the Investor Class shares and 0.99% of the average daily net assets of the Institutional Class shares. Accordingly, under the ELA, the Adviser reduced its investment advisory fees in the amount of $137,453 during the six months ended February 29, 2020.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the Fund’s total annual operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of February 29, 2020, the Adviser may seek recoupment of investment advisory fee reductions in the amount of $776,939 no later than the dates stated below:

August 31, 2020	$112,635
August 31, 2021	257,004
August 31, 2022	269,847
February 28, 2023	137,453
Total	$776,939

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor and are not paid by the Fund for serving in such capacities.

TRUSTEE COMPENSATION

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDER OF FUND SHARES

As of February 29, 2020, the following shareholder owned of record 25% or more of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
Pershing, LLC (for the benefit of multiple shareholders)	76%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Derivative Transactions

There were no derivative instruments held by the Fund as of or during the six months ended February 29, 2020.

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

6. Foreign Investment Risk

Compared with investing in the U.S., investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls, and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains or increase losses from investments denominated in foreign currencies. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair an investor’s ability to bring its capital or income back to the U.S. The value of foreign securities may be affected by incomplete, less frequent, or inaccurate financial information about their issuers, social upheavals, or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage by market analysts than U.S. companies and may be subject to different reporting standards or regulatory requirements than those applicable to U.S. companies.

7. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations, warranties, and general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the ordinary income dividend paid on March 31, 2020, as discussed in Note 2.

BLUE CURRENT GLOBAL DIVIDEND FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (September 1, 2019) and held until the end of the period (February 29, 2020).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares held for less than 7 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

BLUE CURRENT GLOBAL DIVIDEND FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

Institutional Class	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Net Expense Ratio(a)	Expenses Paid During Period(b)
Based on Actual Fund Return	$ 1,000.00	$ 948.40	0.99%	$4.80
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.94	0.99%	$4.97

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

BLUE CURRENT GLOBAL DIVIDEND FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-514-3583, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling 1-800-514-3583, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT. These filings are available upon request by calling 1-800-514-3583. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

CUSTOMER PRIVACY NOTICE
FACTS	WHAT DOES THE BLUE CURRENT GLOBAL DIVIDEND FUND (the “Fund”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ Assets

■ Retirement Assets

■ Transaction History

■ Checking Account Information

■ Purchase History

■ Account Balances

■ Account Transactions

■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-514-3583

Who we are
Who is providing this notice?	Blue Current Global Dividend Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■ Open an account

■ Provide account information

■ Give us your contact information

■ Make deposits or withdrawals from your account

■ Make a wire transfer

■ Tell us where to send the money

■ Tell us who receives the money

■ Show your government-issued ID

■ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ Sharing for affiliates’ everyday business purposes –
information about your creditworthiness

■ Affiliates from using your information to market to you

■ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Edge Capital Group, LLC, the investment adviser to the Fund, could be deemed to be an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

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Semi-Annual Report

February 29, 2020
(Unaudited)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-855-691-5288 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-855-691-5288. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
LETTER TO SHAREHOLDERS	April 16, 2020

From September 1, 2019 through February 29, 2020, the Marshfield Concentrated Opportunity Fund (the “Fund”) produced a cumulative total return of 1.05% compared to 1.92% for the S&P 500® Index.

Since the Fund’s inception in late 2015, we have used these letters to, among other things, reiterate the fact that we don’t pay much attention to the macroeconomic and political environment. We definitely refrain from predicting economic events and trends because we don’t think those are useful activities. However, we do pay some attention to current domestic and global developments because that allows us to understand something about how our companies perform in different environments, both in terms of their operating results and in terms of management’s approach to changes in such things as end market demand. Even if we have views about broad industry trends, we always believe it is in the interest of the Fund and its shareholders to make our decisions on a bottom-up basis. Irrespective of the external climate, we ask ourselves if a stock is cheap enough to buy (or expensive enough to sell), if the company has a sufficient moat around its business which cannot be penetrated by competitors, and if the company’s corporate culture is appropriate to its business. As managers, we feel comfortable making a judgment about those aspects of a business, thereby making sure our investments can withstand shocks and not only survive, but thrive in any type of external environment. The pandemic will test our ability to do this, but that is always our goal.

As noted above, prices in the US equity market rose only slightly during the six months ended February 29, 2020, notwithstanding the (at the time) moderately strengthening macro economy. We don’t spend time thinking about the reasons for overall market movements. In fact, what the market does and what we think about the economy and how our companies are doing in it are often out of sync. Again, we spend most of our time analyzing what our companies are doing given the environment in which they operate. This half year saw positive macro trends that were reasonably stable and consistent despite the near-constant noise produced by the US political environment, which we do our best to tune out when making decisions about securities (unless, of course, specific political decisions, such as tariffs, directly or indirectly affect our companies).

We believe that the portfolio in general benefited from the improving US economy. Stocks in the portfolio which did particularly well and also materially affected performance include Moody’s (which returned 11.34%), Fastenal (which returned 11.76%), and Arch Capital (which returned 2.35%). From our point of view, none of these companies did anything that we found particularly unexpected, but obviously their revenues and/or earnings (or anticipated revenues and/or earnings) considerably exceeded the expectations of the market.

Several stocks in the portfolio declined in value during the six month period and underperformed the market. These included Strategic Education (which declined 12.91 percent), Chipotle (which declined 7.73 percent), and AutoZone (which

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declined 6.28 percent). Most of those declines seemed to us, at the time anyway, to be mere regression to the mean (by which we mean that the companies were doing well but that the stocks had been ahead of themselves).

Our historical track record is one of limited turnover, and that was true again during this time period. We trimmed the size of one position—Moody’s—due to price appreciation. We did not add any new names during the 6 month period nor did we add to any existing positions.

Our approach in any environment (and particularly in the current, fraught one) is to stick to our discipline. That means: 1) understanding what’s real and what’s fantasy (not particularly easy these days as the future is more murky than ever); 2) acting with equanimity to exploit the misjudgments of the crowd (again, not easy today given the uncertain future and the mood swings of the market); and 3) being patient and not pulling the trigger before our buy or sell price has been reached. These things won’t change. Process and discipline (enabled by patience) are why we believe investors choose to invest in the Fund, and we take our mandate to preserve capital and generate risk-adjusted returns very seriously.

We thank you for the opportunity to invest your money and for your confidence in our process, discipline, and patience.

Sincerely,

Elise J. Hoffmann Portfolio Manager	Christopher M. Niemczewski Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-855-691-5288.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.MarshfieldFunds.com or call 1-855-691-5288 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time, and may no longer be held by the Fund. For a complete list of securities held by the Fund as of February 29, 2020, please see the Schedule of Investments section of the semi-annual report. The opinions of the Fund’s adviser with respect to those securities may change at any time.

2

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements, include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results

3

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
PORTFOLIO INFORMATION
February 29, 2020 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
Arch Capital Group Ltd.	8.8%
Moody’s Corporation	7.9%
AutoZone, Inc.	6.0%
Mastercard, Inc. - Class A	5.7%
Visa, Inc. - Class A	4.9%
Deere & Company	4.9%
Fastenal Company	4.5%
Goldman Sachs Group, Inc. (The)	3.9%
O’Reilly Automotive, Inc.	3.9%
Cummins, Inc.	3.7%

4

MARSHFIELD CONCENTRATED OPPORTUNITY FUND SCHEDULE OF INVESTMENTS February 29, 2020 (Unaudited)
COMMON STOCKS — 72.1%	Shares	Value
Consumer Discretionary — 21.2%
Diversified Consumer Services — 2.2%
Strategic Education, Inc.	21,039	$3,100,728

Hotels, Restaurants & Leisure — 3.2%
Chipotle Mexican Grill, Inc. (a)	5,833	4,512,292

Household Durables — 2.4%
NVR, Inc. (a)	939	3,443,482

Specialty Retail — 13.4%
AutoZone, Inc. (a)	8,291	8,560,541
O’Reilly Automotive, Inc. (a)	14,986	5,525,638
Ross Stores, Inc.	46,626	5,071,976
		19,158,155
Financials — 20.6%
Capital Markets — 11.8%
Goldman Sachs Group, Inc. (The)	27,883	5,598,070
Moody’s Corporation	46,615	11,188,999
		16,787,069
Insurance — 8.8%
Arch Capital Group Ltd. (a)	312,226	12,623,297

Health Care — 0.6%
Life Sciences Tools & Services — 0.6%
Waters Corporation (a)	4,296	837,247

Industrials — 19.1%
Air Freight & Logistics — 3.6%
Expeditors International of Washington, Inc.	74,024	5,212,770

Machinery — 8.6%
Cummins, Inc.	35,090	5,308,766
Deere & Company	44,192	6,915,164
		12,223,930
Road & Rail — 2.4%
Union Pacific Corporation	21,075	3,367,996

Trading Companies & Distributors — 4.5%
Fastenal Company	189,242	6,475,861

5

MARSHFIELD CONCENTRATED OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 72.1% (Continued)	Shares	Value
Information Technology — 10.6%
IT Services — 10.6%
Mastercard, Inc. - Class A	28,251	$8,199,853
Visa, Inc. - Class A	38,469	6,992,125
		15,191,978

Total Common Stocks (Cost $94,503,536)		$102,934,805

MONEY MARKET FUNDS — 28.2%	Shares	Value
Goldman Sachs Financial Square Funds - Treasury Instruments Fund - Institutional Shares, 1.41% (b)	21,006,987	$21,006,987
Vanguard Treasury Money Market Fund, 1.51% (b)	19,307,302	19,307,302
Total Money Market Funds (Cost $40,314,289)		$40,314,289

Investments at Value — 100.3% (Cost $134,817,825)		$143,249,094

Liabilities in Excess of Other Assets — (0.3%)		(493,725)

Net Assets — 100.0%		$142,755,369

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of February 29, 2020.
See accompanying notes to financial statements.

6

MARSHFIELD CONCENTRATED OPPORTUNITY FUND STATEMENT OF ASSETS AND LIABILITIES February 29, 2020 (Unaudited)
ASSETS
Investments in securities:
At cost	$134,817,825
At value (Note 2)	$143,249,094
Receivable for capital shares sold	532,084
Dividends receivable	184,003
Other assets	27,169
Total assets	143,992,350

LIABILITIES
Payable for capital shares redeemed	488,534
Payable for investment securities purchased	615,945
Payable to Adviser (Note 4)	98,617
Payable to administrator (Note 4)	18,070
Other accrued expenses	15,815
Total liabilities	1,236,981

NET ASSETS	$142,755,369

NET ASSETS CONSIST OF:
Paid-in capital	$132,197,508
Accumulated earnings	10,557,861
NET ASSETS	$142,755,369

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	8,114,176

Net asset value, offering price and redemption price per share (Note 2)	$17.59

See accompanying notes to financial statements.

7

MARSHFIELD CONCENTRATED OPPORTUNITY FUND STATEMENT OF OPERATIONS For the Six Months Ended February 29, 2020 (Unaudited)
INVESTMENT INCOME
Dividend income	$725,521

EXPENSES
Investment advisory fees (Note 4)	594,305
Administration fees (Note 4)	59,579
Registration and filing fees	26,325
Fund accounting fees (Note 4)	21,289
Legal fees	11,960
Transfer agent fees (Note 4)	11,362
Trustees’ fees and expenses (Note 4)	10,185
Custody and bank service fees	9,167
Audit and tax services fees	9,000
Printing of shareholder reports	8,805
Compliance fees and expenses (Note 4)	7,326
Postage and supplies	4,855
Insurance expense	3,411
Other expenses	5,300
Total expenses	782,869
Less fee reductions by the Adviser (Note 4)	(94,725)
Net expenses	688,144

NET INVESTMENT INCOME	37,377

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from investment transactions	2,106,818
Net change in unrealized appreciation (depreciation) on investments	(2,576,204)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(469,386)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(432,009)

See accompanying notes to financial statements.

8

MARSHFIELD CONCENTRATED OPPORTUNITY FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
FROM OPERATIONS
Net investment income	$37,377	$101,525
Net realized gains from investment transactions	2,106,818	1,853,312
Net change in unrealized appreciation (depreciation) on investments	(2,576,204)	6,023,110
Net increase (decrease) in net assets resulting from operations	(432,009)	7,977,947

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(1,819,672)	(475,838)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	61,467,619	61,969,831
Net asset value of shares issued in reinvestment of distributions to shareholders	1,779,367	457,005
Proceeds from redemption fees collected (Note 2)	22,914	10,979
Payments for shares redeemed	(6,852,083)	(4,248,932)
Net increase in net assets from capital share transactions	56,417,817	58,188,883

TOTAL INCREASE IN NET ASSETS	54,166,136	65,690,992

NET ASSETS
Beginning of period	88,589,233	22,898,241
End of period	$142,755,369	$88,589,233

CAPITAL SHARES ACTIVITY
Shares sold	3,369,329	3,760,098
Shares reinvested	95,717	33,852
Shares redeemed	(371,442)	(263,211)
Net increase in shares outstanding	3,093,604	3,530,739
Shares outstanding at beginning of period	5,020,572	1,489,833
Shares outstanding at end of period	8,114,176	5,020,572

See accompanying notes to financial statements.

9

MARSHFIELD CONCENTRATED OPPORTUNITY FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Six Months Ended February 29, 2020 (Unaudited)		Year Ended August 31, 2019		Year Ended August 31, 2018		Year Ended August 31, 2017	Period Ended August 31, 2016 (a)
Net asset value at beginning of period	$17.65		$15.37		$12.58		$10.61	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01	(b)	0.02		(0.00	)(d)	0.00 (d)	0.02
Net realized and unrealized gains on investments	0.19	(c)	2.53		3.08		2.04	0.59
Total from investment operations	0.20		2.55		3.08		2.04	0.61

Less distributions:
From net investment income	(0.02)		(0.00	)(d)	(0.01)		(0.02)	—
From net realized gains	(0.24)		(0.27)		(0.28)		(0.05)	—
Total distributions	(0.26)		(0.27)		(0.29)		(0.07)	—

Proceeds from redemption fees collected (Note 2)	0.00	(d)	0.00	(d)	0.00	(d)	—	—

Net asset value at end of period	$17.59		$17.65		$15.37		$12.58	$10.61

Total return (e)	1.05	%(f)	17.12%		24.70%		19.27%	6.10	%(f)

Net assets at end of period (000’s)	$142,755		$88,589		$22,898		$12,834	$5,891

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.25	%(g)	1.48%		2.09%		2.87%	3.80	%(g)

Ratio of net expenses to average net assets (h)	1.10	%(g)	1.10%		1.10%		1.10%	1.22	%(g)

Ratio of net investment income (loss) to average net assets (h)	0.06	%(g)	0.22%		(0.01%)		0.08%	0.42	%(g)

Portfolio turnover rate	5	%(f)	14%		10%		11%	18	%(f)

(a)	Represents the period from the commencement of operations (December 29, 2015) through August 31, 2016.
(b)	Per share net invetment income has been determined on the basis of average number of shares outstanding during the period.
(c)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains (losses) on the Fund’s Statement of Operations due to share transactions for the same period.

(d)	Amount rounds to less than $0.01 per share.
(e)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholders would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and reimbursed expenses (Note 4).

(f)	Not annualized.
(g)	Annualized.
(h)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).
See accompanying notes to financial statements.

10

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
February 29, 2020 (Unaudited)

1. Organization

Marshfield Concentrated Opportunity Fund (the “Fund”) is a non-diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The investment objective of the Fund is to seek the dual goals of capital preservation and the long-term growth of principal, while targeting a pattern of performance at variance with that of the market.

2. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Fund values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). Fixed income securities, if any, are generally valued using prices provided by an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining these prices. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets,

11

MARSHFIELD CONCENTRATED OPPORTUNITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of February 29, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks	$102,934,805	$—	$—	$102,934,805
Money Market Funds	40,314,289	—	—	40,314,289
Total	$143,249,094	$—	$—	$143,249,094

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. The Fund did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the six months ended February 29, 2020.

Share valuation – The NAV per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. During the periods ended February 29, 2020 and August 31, 2019, proceeds from the redemption fees, recorded in capital, totaled $22,914 and $10,979, respectively.

12

MARSHFIELD CONCENTRATED OPPORTUNITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income is accrued as earned.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – The Fund will distribute to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date. The tax character of the Fund’s distributions paid to shareholders during the periods ended February 29, 2020 and August 31, 2019 was as follows:

Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
2/29/2020	$296,128	$1,523,544	$1,819,672
8/31/2019	$24,384	$451,454	$475,838

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts from prior years.

13

MARSHFIELD CONCENTRATED OPPORTUNITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of February 29, 2020:

Tax cost of portfolio investments	$134,820,448
Gross unrealized appreciation	$11,628,157
Gross unrealized depreciation	(3,199,511)
Net unrealized appreciation	8,428,646
Accumulated ordinary income	23,345
Other gains	2,105,870
Accumulated earnings	$10,557,861

The values of the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments may be temporarily different (“book/tax differences”). These book/tax differences are due to the timing of the recognition of capital gains or losses under income tax regulations and GAAP, primarily due to the tax deferral of losses on wash sales.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for the current and all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the six months ended February 29, 2020, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $41,077,657 and $4,855,723, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Marshfield Associates, Inc. (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.95% of its average daily net assets.

Pursuant to an Expense Limitation Agreement (“ELA”) between the Fund and the Adviser, the Adviser has contractually agreed, until January 1, 2021, to reduce its investment advisory fees and reimburse other expenses to limit total annual operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize

14

MARSHFIELD CONCENTRATED OPPORTUNITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

the Fund; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business), to an amount not exceeding 1.10% of the Fund’s average daily net assets. Accordingly, during the six months ended February 29, 2020, the Adviser reduced its investment advisory fees by $94,725.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided the repayments do not cause total annual operating expenses to exceed the lesser of: (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of February 29, 2020, the Adviser may seek repayment of investment advisory fee reductions and expense reimbursements in the amount of $506,777 no later than the dates as stated below:

August 31, 2020	$72,030
August 31, 2021	163,778
August 31, 2022	176,244
February 28, 2023	94,725
Total	$506,777

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor.

TRUSTEE COMPENSATION

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

15

MARSHFIELD CONCENTRATED OPPORTUNITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

PRINCIPAL HOLDER OF FUND SHARES

As of February 29, 2020, the following shareholder owned of record 25% or more of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
RBC Capital Markets, LLC (for the benefit of its customers)	53%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. Investments in Money Market Funds

In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, the Fund may at times invest a significant portion of its assets in shares of a money market fund. As of February 29, 2020, the Fund had 28.2% of the value of its net assets invested in shares of money market funds registered under the Investment Company Act of 1940. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person. While investor losses in money market funds have been rare, they are possible. The Fund incurs additional indirect expenses due to acquired fund fees and expenses to the extent it invests in shares of money market funds. The financial statements for the money market funds held can be found at www.sec.gov.

7. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

16

MARSHFIELD CONCENTRATED OPPORTUNITY FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur two types of cost: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (September 1, 2019) and held until the end of the period (February 29, 2020).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares held for less than 90 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

17

MARSHFIELD CONCENTRATED OPPORTUNITY FUND ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Net Expense Ratio (a)	Expenses Paid During Period (b)
Based on Actual Fund Return	$1,000.00	$1,010.50	1.10%	$5.50
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.39	1.10%	$5.52

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-855-691-5288, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-855-691-5288, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on the Form N-Q’s successor form, Form N-PORT. These filings are available upon request by calling 1-855-691-5288. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

18

MARSHFIELD CONCENTRATED OPPORTUNITY FUND DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Fund’s Investment Agreement with the Marshfield Associates, Inc. (the “Adviser”) or a renewed one-year term (the “Agreement”). The Board approved the Agreement at an in-person meeting held on October 21-22, 2019, at which all of the Trustees were present.

Legal counsel advised the Board during its deliberations. Additionally, the Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and counsel. In deciding whether to approve the continuation of the Agreement, the Board recalled its review of the materials related to the Fund and the Adviser throughout the preceding 12 months and its numerous discussions with Trust management and the Adviser about the operations and performance of the Fund during such period. The Board further considered those materials and discussions and numerous other factors, including:

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the Fund including, without limitation, its investment advisory services since the Fund’s inception; its compliance procedures and practices; its efforts to promote the Fund and assist in its distribution; and its compliance program. After reviewing the foregoing information and further information in the Adviser Memorandum (e.g., description of its business and Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Adviser to the Fund were satisfactory and adequate.

The investment performance of the Fund. In this regard, the Board compared the performance of the Fund with the performance of its benchmark index, custom peer group, and Morningstar category. The Board also considered the consistency of the Adviser’s management with the Fund’s investment objective and policies. The Board noted that the Fund had outperformed relative to both the average and median of its custom peer group and its Morningstar category (Large Cap Growth Funds Under $50 Million, True No-Load) for the one- and three-year periods and since inception, Following additional discussion of the investment performance of the Fund, the Adviser’s experience in managing mutual funds and separate accounts, the Adviser’s historical investment performance, and other factors, the Board concluded that the investment performance of the Fund has been satisfactory.

The costs of the services provided, and profits realized by the Adviser, and its affiliates from their relationship with the Fund. In this regard, the Board considered the Adviser’s staffing, personnel and methods of operating; the education and experience of its personnel; its compliance program, policies and procedures; its financial condition and the level of commitment to the Fund and, generally, the Adviser’s advisory business; the asset level of the Fund; the overall expenses of the Fund, including the advisory fee; and the differences in fees and services to the Adviser’s other similar clients. The Board considered its discussion with the Adviser regarding the expense limitation agreement and considered the Adviser’s current

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MARSHFIELD CONCENTRATED OPPORTUNITY FUND DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

and past fee reductions and expense reimbursements for the Fund. The Board further took into account the Adviser’s willingness to continue the expense limitation agreement for the Fund until at least January 1, 2021.

The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name. The Board compared the Fund’s advisory fee and overall expense ratio to the average and median advisory fees and expense ratios for its custom peer group and Morningstar category (Large Cap Growth Funds Under $50 Million, True No-Load) and fees charged to the Adviser’s other client accounts. In considering the comparison in fees and expense ratios between the Fund and other comparable funds, the Board looked at the differences in types of funds being compared, the style of investment management, the size of the Fund, and the nature of the investment strategy. The Board noted that the Fund’s advisory fee of 0.95% was higher than the average and median advisory fee for the Fund’s custom peer group and Morningstar category, but less than the highest advisory fee in the Fund’s custom peer group and the Morningstar category. The Board also considered the Adviser’s commitment to limit the Fund’s expenses under the expense limitation agreement. The Board further noted that the overall expense ratio for the Fund of 1.10% was higher than the average and median expense ratio for the other funds in the Fund’s custom peer group and Morningstar category, but lower than the highest expense ratio in the Fund’s custom peer group and Morningstar category. The Board also compared the fees paid by the Fund to the fees paid by other clients of the Adviser that may have similar investment strategies to the Fund and considered the similarities and differences of services received by such other clients as compared to the services received by the Fund. The Board noted that the fee structures applicable to the Adviser’s other clients were not indicative of any unreasonableness with respect to the advisory fees proposed payable by the Fund. The Board further considered the investment strategy and style used by the Adviser in managing the portfolio of the Fund. Following these comparisons and considerations and upon further consideration and discussion of the foregoing, the Board concluded that for the Fund, the advisory fees to be paid to the Adviser by the Fund are fair and reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that for the Fund, the fee arrangements with the Adviser involve both the advisory fee and the expense limitation agreement. The Board determined that while the advisory fee remained the same as asset levels increased, the shareholders of the Fund will continue to experience benefits from the expense limitation agreement until the Fund’s assets grow to a level where its expenses otherwise fall below the expense limit. Following further discussion of the asset levels for the Fund, expectations for asset growth, and level of fees, the Board determined that the fee arrangements with the Adviser will continue to provide benefits. The Board also determined that the Fund’s fee

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MARSHFIELD CONCENTRATED OPPORTUNITY FUND DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

arrangements were fair and reasonable in relation to the nature and quality of services being provided by the Adviser, given the Fund’s projected asset levels for the next year.

Brokerage and portfolio transactions. In this regard, the Board considered the Adviser’s policies and procedures and performance in seeking best execution for its clients, including the Fund. The Board also considered the historical portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the process by which the Adviser evaluates best execution; the method and basis for selecting and evaluating broker-dealers; and any anticipated allocation of portfolio business to persons affiliated with the Adviser. After further review and discussion, the Board determined for the Fund that the Adviser’s practices regarding brokerage and portfolio transactions are satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Fund; the Adviser’s process for allocating trades among the Fund and its other clients; and the substance and administration of the Adviser’s Code of Ethics. Following further consideration and discussion, the Board found for the Fund that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

After further discussion of the factors noted above and in reliance on the information provided by the Adviser and Trust Management, and taking into account the totality of all the factors discussed and information presented, the Board indicated its desire to approve the Agreement. It was noted that in the Trustees’ deliberations regarding the approval of the continuance of the Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to the various factors listed above. After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Agreement was in the best interests of the Fund and its shareholders.

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CUSTOMER PRIVACY NOTICE
WHAT DOES THE MARSHFIELD CONCENTRATED OPPORTUNITY FUND (the “Fund”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ Assets

■ Retirement Assets

■ Transaction History

■ Checking Account Information

■ Purchase History

■ Account Balances

■ Account Transactions

■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-855-691-5288

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Who we are
Who is providing this notice?	Marshfield Concentrated Opportunity Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■ Open an account

■ Provide account information

■ Give us your contact information

■ Make deposits or withdrawals from your account

■ Make a wire transfer

■ Tell us where to send the money

■ Tell us who receives the money

■ Show your government-issued ID

■ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■ Affiliates from using your information to market to you

■ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Marshfield Associates, Inc., the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

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Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations for nominations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing and addressed to the Committee at the registrant’s offices. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ultimus Managers Trust

By (Signature and Title)*		/s/ Matthew J. Beck
Matthew J. Beck, Secretary

Date	May 1, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ David R. Carson
David R. Carson, Principal Executive Officer

Date	May 1, 2020

By (Signature and Title)*		/s/ Jennifer L. Leamer
Jennifer L. Leamer, Treasurer and Principal Financial Officer

Date	May 1, 2020

*	Print the name and title of each signing officer under his or her signature.